EXHIBIT 10.45

INTERIM LOAN AND SECURITY AGREEMENT

     THIS INTERIM LOAN AND SECURITY AGREEMENT
(this "Agreement") is dated as of April
16, 1998 between U.S. Bancorp Leasing & Financial,
an Oregon corporation having an office and place
of business located at 7659 SW Mohawk Street,
Tualatin, OR 97062 ("Lender") and Alta Gold Co. a
corporation organized and existing under the laws
of the the state of Nevada and having its
principal place of business at Suite 10, 601
Whitney Ranch Drive  Henderson, NV  89014
("Borrower").

                 RECITALS:

     WHEREAS Borrower desires to purchase the equipment more particularly described in Exhibit A hereto (the "Equipment") pursuant to a purchase order contract, agreement and/or other document, copies of which have been attached hereto as Exhibit C (the "Purchase Agreement"), with Fisher
("Supplier");

     WHEREAS, Borrower desires to borrow from Lender, on the terms and conditions hereinafter provided, the purchase price and acquisition costs of the Equipment;

     WHEREAS, to induce Lender to lend to Borrower the purchase price and acquisition costs of the Equipment, Borrower desires to assign to Lender, as security for all of Borrower's obligations hereunder, all of Borrower's right, title and interest in and to the Equipment and the Purchase
Agreement.

     NOW, THEREFORE, in consideration of these premises and of the covenants contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.  All capitalized
terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan
Schedule attached hereto as Exhibit D (the "Loan
Schedule").

     Section 2.  Agreement to Make Loans.  Subject
to the terms and conditions hereof, and provided no Default (as defined in Section 8), or event which with the passing of time or giving of notice or both would constitute a Default, has occurred and is continuing, Lender agrees to advance to Borrower, on the date hereof the amount of Four million seven hundred eight thousand U.S. Dollars
($4,708,000.00), and, upon five (5) days written notice, from time to time hereafter until close of business on the Cut-Off Date to make such additional advances in such amounts as Borrower may request, but limited in all events in the aggregate to the Maximum Loan Commitment amount stated in the Loan Schedule. (Each day on which a loan is made is hereinafter referred to as a "Funding Date", each advance a "Loan Funding".)
Lender shall not be required or obligated to make any Loan Funding if such Loan Funding, when added to all previous Loan Fundings, would cause Lender to advance to Borrower any sum in excess of the Maximum Loan Commitment set forth in the Loan
Schedule. Lender shall have no obligation to make any Loan Funding to any person or entity other than Borrower, and shall have no obligation to make any Loan Funding to Borrower if control of Borrower shall change in any material respect.

     Section 3.  Promissory Note(s).

     (a)  Each Loan Funding shall be evidenced by
     a separate demand Promissory Note, at such interest rate as the parties may hereafter agree,in the form of Exhibit E.

     (b)  Subject to the terms hereof, upon the
     earlier of the (i) Cut-Off Date or (ii) the Funding Date on which the total Loan Fundings made as of that date total in the aggregate the Maximum Loan Commitment, Borrower shall
     (x) pay all unpaid interest due and owing under any Promissory Note issued pursuant hereto; and (y) execute a Consolidated
     Promissory Note ("Consolidated Note") in the form of Exhibit F in a principal amount equal to the aggregate amount of all Loan
     Fundings (Each Demand Promissory Note and the
     Consolidated Promissory Note shall
     hereinafter be referred to, individually or collectively, as the "Note(s)".).

     Section 4.  Conditions Precedent to Loan
Fundings. The obligation of Lender to make any Loan Funding to Borrower on the applicable Funding
Date is subject to the performance by Borrower of all of its agreements and covenants under this Agreement and the fulfillment of the following conditions precedent:

     (a) Borrower shall have paid to Supplier the Borrower's Down Payment, if any, specified on the Loan Schedule.

     (b)  No Default, or event which with the
     passing of time or the giving of notice or both would constitute a Default, has occurred and is continuing on such Funding Date under this Agreement, any Note or any other agreement or instrument then existing between Borrower and Lender.

     (c)  Lender has received such executed
     financing statements, fixture filings and other documents as it may reasonable request to perfect a first priority security interest in the Collateral, as that term is defined in
     Section 5 below, (including, without
     limitation, any lien, mortgages, landlord or similar waivers).

     (d)  Borrower has executed and delivered to
     Lender a Demand Promissory Note, in the form of Exhibit E, in the principal amount of the Loan Funding, executed by an authorized officer of the Borrower.

     (e)  Lender has received such other
     documents, certificates and opinions,
     including but not limited to opinions of Borrower's counsel and invoices and receipts in connection with the Equipment, as it shall reasonably request.

     (f)  There has not occurred any adverse
     change in Borrower's financial situation from the date of execution hereof to the date of the Loan Funding which materially impairs
     Borrower's ability to perform its obligations hereunder, or under any of the Notes, or materially impairs Lender's interest in the Collateral.

     Section 5.  Grant of Security Interest.

     (a) As security for the punctual payment and performance of Borrower's obligations under each and all of the Note(s), whether now existing or hereinafter arising, whether the same be totally repaid and extinguished and thereafter reincurred or otherwise, direct or indirect, liquidated or contingent, whether as primary obligor or as endorser, indemnitor, or otherwise, including any obligation arising in connection with or resulting from any amendment to or extension of any Note and, further, as security for the performance and observance by Borrower of all representations, warranties and covenants made by it in this Agreement, any amendment or extension hereof or in any other agreement, document or certificate delivered in connection with this Agreement or any Note, Borrower hereby gives, sets over, assigns, transfers and grants to Lender a security interest in and to (i) the Equipment, (ii) the Purchase Agreement, (iii) any and all additions, attachments, accessories, accessions, and all substitutions, replacements or exchanges to the Equipment, (iv) the property described on
     Schedule 1 attached hereto together with all additions, attachments, accessories, and accessions thereto and any substitutions, replacements, or exchanges therefore, and (v) any and all proceeds of any of the foregoing, including insurance and lease proceeds ((i) -
     (v) are hereinafter referred to, from time to time, individually and collectively as
     "Collateral"). Borrower warrants that such security interest shall be the only security interest granted by Borrower or retained by any other person or entity other than Lender
     (excluding only such security interest of Supplier in the Equipment as Supplier may retain to secure payment of the purchase price of the Equipment as specifically provided for in the Purchase Agreement) and Borrower shall, at its own cost and expense, promptly take such action as may be necessary to duly discharge all liens on the Collateral which result from claims against Borrower not related to the transactions contemplated by this Agreement.

     (b)  Additions to, reductions or exchanges
     of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, or increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which is secured hereby.

     (c) Borrower hereby appoints Lender its true and lawful attorney, with full power of substitution, to take such action as Lender may deem necessary to protect and preserve its security interest in the Collateral, and Borrower waives its right of notice, demand, dishonor, marshalling of Collateral, place and time of sale, advertising, statutory method of foreclosure and all bonds, securities and rights of redemption.

     Section 6.  Representations, Warranties and
     Covenants of Borrower With Respect to
     Organization.

     Borrower hereby represents, warrants and covenants, as of the date hereof and at all times during the term hereof:

     (a) Borrower has adequate power and capacity to enter into each Note and this Agreement, and any document or certificate delivered in connection with this Agreement or any Note.
     (Together the Notes, this Agreement and any document or certificate delivered in connection with this Agreement or any Note, shall constitute the "Documents".)

     (b) The Documents have been duly authorized, executed and delivered by Borrower and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

     (c)  No approval, consent or withholding of
     objections is required from any federal, state, local or municipal governmental authority or instrumentality with respect to the entry into or performance by Borrower of the Documents except such as have already been obtained.

     (d)  The entry into and performance by
     Borrower of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Borrower or any provision of Borrower's Certificate of
     Incorporation or By-Laws or (ii) result in any breach of, constitute a default under or result in the creation of any charge, security interest or other encumbrance upon any unit of Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreements or other instrument to which Borrower is a party.

     (e)  There are no suits or proceedings
     pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Borrower, which will have a material adverse effect on the ability of Borrower to fulfill its obligations under the Documents.

     (f)  The Borrower is, and will remain during
     the term hereof, a corporation organized, existing and in good standing, under the laws of the State of NV. The persons executing any of the Documents are acting with the full authority of the Board of Directors of Borrower and hold the offices indicated in the Documents below their signatures which signatures Borrower hereby acknowledges to be genuine.

     Section 7.  Representations, Warranties and
     Covenants of Borrower With Respect To The
     Collateral.

     Borrower hereby represents, warrants and covenants, as of the date hereof and at all times during the term hereof:

     (a)  Borrower is and will remain during the
     term of this Agreement the sole and lawful owner and in possession of the Equipment and is or will become upon delivery and installation and remain during the term of this Agreement the sole and lawful owner and in possession of the Collateral; Borrower shall at all time during the term hereof keep and maintain the Collateral in good operating condition and repair, in accordance with Manufacturer's recommendations therefore.

     (b) The Collateral is and will remain during the term of this Agreement free and clear of all liens and encumbrances of every kind, nature and description except for security interest granted in this Agreement. Borrower will warrant and defend the Collateral and Lender against all claims by all persons adverse to Lender's interest in and to the Collateral. Borrower shall not sell, rent, lend, mortgage, grant a security interest in or otherwise encumber or transfer any of the Collateral during the term hereof. Borrower shall not remove the Equipment from the location designated on the Loan Schedule.

     (c) Borrower shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral or on the use thereof or on this Agreement or any Note. At its option, Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement.
     Borrower agrees to reimburse Lender on
     demand, for any payment made or any expense incurred by Lender pursuant to the foregoing authorization.

     (d) The Collateral shall at all times during the term hereof be held at Borrower's risk, and Borrower shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Lender, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Lender, with losses payable to Lender and Borrower as their interests may appear. Borrower shall, if Lender so requires, deliver to Lender policy or certificates of insurance evidencing such coverage. Each policy shall provide for coverage to Lender regardless of the breach by Borrower of any warranty or representation made therein and shall provide for ten (10) days written notice to Lender of the cancellation or material modification thereof.

     Section 8.  Events of Default.

     Borrower shall be in Default under this
     Agreement and under each Note upon the
     occurrence of any of the following;

     (a) Failure in the payment or performance of any Note, or any extension or amendment thereto by Borrower;

     (b)  Failure in the performance of any
     obligation by Borrower of any covenant or warranty made by it in this Agreement, any amendment or extension hereof or in any other agreement, document or certificate delivered in connection with this Agreement;

     (c)  Any warranty, representation or
     statement made or furnished to Lender by or on behalf of Borrower, in any Note or in this Agreement, any amendment or extension thereof or hereof or in any other agreement, document or certificate delivered in connection with this Agreement or any Note, or furnished to Lender in order to induce Lender to make any Loan Funding hereunder, proving to be false in any material respect;

     (d)  (i)  Any of the Collateral being
     subjected to, or threatened with,
     attachment, execution, levy or seizure in any legal proceeding, or (ii) the entry of any judgment against, or the assessment and/or filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of Borrower;

     (e)  The death, incompetence, dissolution,
     termination of existence, any change in
     corporate structure or of controlling
     ownership, insolvency, or business failure of Borrower;

     (f) The appointment of a receiver for all or of any part of the property of Borrower, the assignment for the benefit of creditors by or the commencement of any proceeding under any bankruptcy or insolvency law by or against Borrower or any guarantor of Borrower's obligation hereunder or under any Note; or

     (g)  Lender's determination, in good faith,
     that the security interest granted hereunder or the Collateral is unsafe or insecure, or that the prospect of payment or other performance by Borrower under any Note or this Agreement is impaired.

     Section 9.  Remedies on Default.

     Upon the occurrence of a Default under this Agreement, Lender, at its option, may declare all of the obligations and liabilities secured by this Agreement, including without limitation the Notes, to be immediately due and payable, without demand or notice to Borrower or any guarantor of any obligations of Borrower. The obligations and liabilities accelerated thereby shall bear interest at the lower of 18% per annum or the maximum rate allowed by applicable law. Upon such declaration of default, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code, or under any other applicable law, including without limitation the right to (i) notify any account debtor of Borrower or any obligor on any instrument which constitutes part of the Collateral to make payment to Lender,
(ii) with or without legal process, to enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. Proceeds from any sale or lease or other disposition shall be applied first to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees, second to discharge the obligations then in default, third to discharge any other obligations of Borrower to Lender under this Agreement or any Note, whether as obligor, endorsor, or otherwise, fourth to expenses incurred in paying or settling liens and claims against the Collateral, fifth to Borrower, if there exists any surplus. Any notice which Lender is required to give to Borrower under the Uniform
Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is mailed by registered or certified mail to the last known address of Borrower at least five (5) days prior to such action.

     Section 10.  Miscellaneous.

     (a)  Borrower shall, upon request of Lender,
     furnish to Lender such further information, execute and deliver to Lender such documents, including without limitation Uniform
     Commercial Code Financing Statements, and do such other acts and things, as Lender may at any time reasonable request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement.

     (b)  Lender's rights and remedies hereunder
     are cumulative. Neither the failure nor any delay on the part of Lender to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege.

     (c)  Lender shall not be deemed to have
     waived any of its rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver be in writing and signed by Lender.

     (d)  Lender may correct patent errors herein
     and fill in all blanks herein or in any
     document provided in connection herewith or now or hereafter attached hereto consistent with the agreement of the parties.

     (e)  All notices from Lender to Borrower
     shall be sufficiently given if sent by
     first-class mail, postage prepaid or
     delivered in hand to Borrower at Borrower's address shown above.

     (f)  Time is of the essence hereof.  This
     Agreement shall be binding, jointly and
     severally, upon all parties described as "Borrower" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns. If any provision of this Agreement is in conflict with any statute, rule or law applicable hereto, then such provision shall be deemed null and void to the extent that it may conflict therewith, but without invalidating any other provision(s) hereof. This
     Agreement shall not be changed or terminated orally, but only by a writing signed by both parties hereto. This Agreement and the Notes or any other document or certificate given in connection herewith or therewith may be assigned without notice to Borrower and Borrower hereby waives any defense, counterclaim or cross-complaint by Borrower against any assignee, agreeing that Lender shall be solely responsible therefor.

     (g)  Borrower hereby grants to Lender the
     power to sign Borrower's name and generally to act on behalf of Borrower to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Borrower shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Lender.

     (h) In the event this Agreement and any Note are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Borrower agrees to pay attorney's fees actually incurred by Lender.

     (i)  Borrower agrees to furnish its annual
     financial statements and such interim
     statements as Lender may require in form satisfactory to Lender. Any and all financial statements submitted and to be submitted to Lender have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present
     Borrower's financial condition as at the date thereof. Lender may at any reasonable time examine the books and records of Borrower and make copies thereof.

     (j)  This Agreement and any and all
     obligations and liabilities secured hereby shall be governed by and construed under the laws of the State of Oregon, without regard to choice of law principles thereof, and any provision of this Agreement or of the obligations and liabilities secured by this Agreement which may prove to be unenforceable shall not affect the validity of any other provision of this Agreement or of the said obligations and liabilities. Borrower acknowledges receipt of a true copy hereof and waives acceptance hereof.

     (k)  This Agreement shall continue in full
     force and effect for so long as there shall remain in existence obligations or liabilities from Borrower to Lender hereunder or under the Notes.

     (l)  BORROWER HEREBY UNCONDITIONALLY WAIVES
     ITS RIGHTS TO A JURY TRIAL OF ANY CAUSE OF
     ACTION BASED UPON OR ARISING OUT OF, DIRECTLY
     OR INDIRECTLY, THIS AGREEMENT, ANY OF THE
     RELATED DOCUMENTS, ANY DEALINGS BETWEEN
     BORROWER AND LENDER RELATING TO THE SUBJECT
     MATTER OF THIS TRANSACTION OR ANY RELATED
     TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS
     BEING ESTABLISHED BETWEEN BORROWER AND
     LENDER. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court
     (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING
     THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR
     IN WRITING, AND THE WAIVER SHALL APPLY TO ANY
     SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS
     OR MODIFICATIONS TO THIS AGREEMENT, ANY
     RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS
     OR AGREEMENTS RELATING TO THIS TRANSACTION OR
     ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     Time is of the essence of this Agreement.
     Lender's failure at any time to require
     strict performance by Borrower of any of the provisions hereof shall not waive or diminish
     Lender's right thereafter to demand strict compliance therewith. Borrower agrees, upon
     Lender's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lender. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing. This Agreement and any, Exhibits or Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO
     VARIATION OR MODIFICATION OF THIS AGREEMENT
     OR ANY WAIVER OF ANY OF ITS PROVISIONS OR
     CONDITIONS, SHALL BE VALID UNLESS IN WRITING
     AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF
     THE PARTIES HERETO.

     IN WITNESS WHEREOF, Borrower and Lender, intending to be legally bound hereby, have caused their duly authorized representatives to execute this Agreement, as of the day and year first above-written.

LENDER
U.S. Bancorp Leasing & Financial
By:
Title:  Assistant Vice President

BORROWER

Alta Gold Co.

By:  John A. Bielun
Title:  Senior Vice President and CFO

(Exhibits not included).